UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.                      )

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☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement
RADIUS HEALTH, INC.
(Name of Registrant As Specified In Its Charter)
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Radius Health, Inc.

201 Broadway, 6th Floor

Cambridge, MA 02139

INFORMATION STATEMENT NOTICE

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

The purpose of this notice and attached Information Statement is to inform you of the following actions taken by the Board of Directors of Radius Health, Inc. (the “Company,” “we” or “us”) and the majority stockholders of the Company as discussed below, which will become effective on or after                        , 2012, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders:

1.               On July 26, 2012, the Company’s Board of Directors (the “Board”) adopted and approved an amendment (the “Charter Amendment”) to the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Company (the “Certificate of Designations”) set forth in the Charter Amendment.

2.               On August 16, 2012, we received the written consent, in lieu of a meeting of stockholders, of (i) the holders of shares of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock representing approximately 78.6% of the voting power of the shares of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock then outstanding, (ii) approximately 75.5% of the outstanding shares of the Company’s common stock, on an as-converted basis, and (iii) 100% of the outstanding shares of the Company’s Series A-5 Convertible Preferred Stock, approving the Charter Amendment.

A copy of each of the stockholder consent and the Charter Amendment is attached to this Information Statement as Exhibit A and Exhibit B, respectively.  We anticipate filing a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware on or about                              , 2012.

Pursuant to the rules and regulations promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be provided to the holders of voting stock of the Company who did not receive a consent solicitation pursuant to section 14(a) of the Exchange Act regarding the actions set forth in the consent.  This notice and Information Statement will also be considered the notice required by Section 228(e) of the General Corporation Law of the State of Delaware (“DGCL”).  You are encouraged to read the attached Information Statement, including the exhibits, for further information regarding this action.

This Information Statement is solely for your information and does not require or request you to do anything.  This is not a notice of a meeting of stockholders and no stockholders’ meeting will be held to consider the matters described in the Information Statement.

By Order of the Board of Directors,

Michael S. Wyzga
President and Chief Executive Officer

Cambridge, Massachusetts
, 2012

Radius Health, Inc.

201 Broadway, 6th Floor

Cambridge, MA 02139

INFORMATION STATEMENT

Radius Health, Inc. (the “Company,” “we” or “us”) is mailing this Information Statement to you, as a holder of shares of our capital stock, to provide you with information regarding the actions described below that were taken by written consent in lieu of a special meeting of stockholders by the holders of (i) shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock representing at least 70% of the voting power of the shares of our Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock outstanding (the “Senior Majority”), (ii) a majority of the outstanding shares of our common stock on an as-converted basis and (iii) 100% of the outstanding shares of our Series A-5 Convertible Preferred Stock, which will become effective on or after                      , 2012, the date that is twenty-one (21) calendar days after the date this Information Statement was first mailed to our stockholders.

On July 26, 2012, the Company’s Board of Directors (the “Board”) adopted and approved an amendment (the “Charter Amendment”) to the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock of the Company (the “Certificate of Designations”) set forth in the Charter Amendment.

On August 16, 2012, the holders of:

•                  15,324 shares of the Company’s common stock outstanding on July 26, 2012 (the “Record Date”);

•                  717,310 shares of the Company’s Series A-1 Convertible Preferred Stock outstanding on the Record Date;

•                  827,320 shares of the Company’s Series A-2 Convertible Preferred Stock outstanding on the Record Date;

•                  78,564 shares of the Company’s Series A-3 Convertible Preferred Stock outstanding on the Record Date;

•                  6,443 shares of the Company’s Series A-5 Convertible Preferred Stock outstanding on the Record Date;

representing (i) approximately 78.6% of the outstanding shares, as of the Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock outstanding, collectively, (ii) approximately 75.5% of the outstanding shares of our common stock, as of the Record Date, on an as-converted basis, and (iii) 100% of the outstanding shares, on the Record Date, of the Company’s Series A-5 Convertible Preferred Stock, executed a written consent in accordance with Section 228 of the DGCL and the Company’s bylaws approving the Charter Amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about                                 , 2012 to stockholders of record on the Record Date.  On the Record Date, there were:

•        857,301 shares of the Company’s common stock outstanding; and

•        2,075,488 shares of the Company’s Preferred Stock, par value $0.0001 per share (the “preferred stock”), outstanding, consisting of:

•              939,612 shares of Series A-1 Convertible Preferred Stock;

•              983,208 shares of Series A-2 Convertible Preferred Stock;

•              142,227 shares of Series A-3 Convertible Preferred Stock;

•              3,998 shares of Series A-4 Convertible Preferred Stock; and

•              6,443 shares of Series A-5 Convertible Preferred Stock.

Each share of preferred stock is convertible into 10 shares of common stock. Under the terms of the DGCL and our certificate of incorporation, the affirmative vote of the holders of at least the Senior Majority, the holders of a majority of our outstanding shares of common stock on an as-converted basis and the holders of a majority of our outstanding shares of Series A-5 Convertible Preferred Stock, was required to approve the Charter Amendment.

On the Record Date:

•                  1,445,533 shares of Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and/or Series A-3 Convertible Preferred Stock constituted the Senior Majority;

•                  10,806,091 shares of common stock constituted a majority of the outstanding shares of our common stock on an as-converted basis; and

•                  3,222 shares of Series A-5 Convertible Preferred Stock constituted a majority of the outstanding shares of Series A-5 Convertible Preferred Stock.

This is not a notice of a special meeting of stockholders and no stockholders meeting will be held to consider any matter described in this Information Statement.

The stockholders representing the Senior Majority, holding a majority of the outstanding shares of our common stock on an as-converted basis and holding a majority of the outstanding shares of our Series A-5 Convertible Preferred Stock have voted to approve the Charter Amendment, which vote is sufficient to satisfy the stockholder vote requirement for that action.  Accordingly, no additional votes will be needed to approve this matter.

ACTION 1—AMENDMENT TO CERTIFICATE OF DESIGNATIONS

Proposal and Background Information

The Charter Amendment was adopted and approved by the Board on July 26, 2012.  On August 16, 2012, the Charter Amendment was approved by:

•            approximately 78.6% of the outstanding shares, as of the Record Date, of the Company’s Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock and Series A-3 Convertible Preferred Stock outstanding, collectively;

•            approximately 75.5% of the outstanding shares, on the Record Date, of the Company’s common stock on an as-converted basis; and

•            100% of the outstanding shares, on the Record Date, of the Company’s Series A-5 Convertible Preferred Stock, voting as a separate class.

On the Record Date, there were:

•    857,301 shares of the Company’s common stock outstanding; and

•    2,075,488 shares of preferred stock outstanding, consisting of:

•      939,612 shares of Series A-1 Convertible Preferred Stock;

•      983,208 shares of Series A-2 Convertible Preferred Stock;

•      142,227 shares of Series A-3 Convertible Preferred Stock;

•      3,998 shares of Series A-4 Convertible Preferred Stock;

•      6,443 shares of Series A-5 Convertible Preferred Stock; and

•      no shares of Series A-6 Convertible Preferred Stock.

Under the terms of the DGCL and our certificate of incorporation, the affirmative vote of the holders of the Senior Majority, the holders of a majority of the outstanding shares of our common stock on an as-converted basis and the holders of a majority of the outstanding shares of our Series A-5 Convertible Preferred Stock was required to approve the Charter Amendment.  As described above, the Company received such affirmative vote on August 16, 2012.

The following description of the Charter Amendment is intended to be a summary only and is qualified in its entirety by the terms of the Charter Amendment attached to this Information Statement as Exhibit B, which is incorporated herein by reference.

Summary

The Charter Amendment updates the reference to the agreement according to which dividends on the Series A-5 Convertible Preferred Stock accrue and are paid.  The existing Series A-5 Convertible Preferred Stock accrues and is paid dividends in accordance with the provisions of “that certain Stock Issuance Agreement to which the Corporation and Nordic Bioscience Clinical Development VII A/S are party dated March 29, 2011,” (the “March 2011 Stock Issuance Agreement”).  Nordic Bioscience Clinical Development VII A/S (“Nordic”), holds all 6,443 outstanding shares of Series A-5 Convertible Preferred Stock.  Nordic provides clinical trial services to us under that certain Clinical Trial Services Agreement and Work Statement NB-1, dated March 29, 2011, which was filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to our Current Report on Form 8-K/A filed on October 24, 2011.  In connection with this agreement and the work statements issued thereunder, we and Nordic entered into the March 2011 Stock Issuance Agreement, and subsequently entered into that certain Amended and Restated Stock Issuance Agreement, dated as of May 16, 2011 (the “May 2011 Stock Issuance Agreement”), which was filed with the SEC as Exhibit 10.5 to our Periodic Report on Form 10-

Q/A filed on October 24, 2011.  The May 2011 Stock Issuance Agreement has been subsequently amended, and may be further amended in the future.

The Charter Amendment provides that the Series A-5 Convertible Preferred Stock dividend will accrue and be paid in accordance with the provisions of the May 2011 Stock Issuance Agreement, as amended.  See “—Reasons for the Charter Amendment,” below.

Reasons for the Charter Amendment

The Charter Amendment has the effect of making the accrual and payment of the dividend on the Series A-5 Convertible Preferred Stock be determined by reference to the May 2011 Stock Issuance Agreement, as it may be amended.  This change updates the reference to the March 2011 Stock Issuance Agreement, which has been amended and restated in its entirety by the May 2011 Stock Issuance Agreement.  The Charter Amendment also allows further amendments to the May 2011 Stock Issuance Agreement with Nordic to be reflected in the accrual and payment of the dividends on the shares of Series A-5 Convertible Preferred Stock that Nordic holds, enabling us to provide consideration to Nordic for future key clinical trial services it performs for us, including as contemplated by that certain Letter of Intent for Clinical Trial Services, dated July 26, 2012, between the Company and Nordic, which was filed with the SEC as Exhibit 10.1 to our Current Report on Form 8-K filed on August 1, 2012.  The Charter Amendment has been approved by the affirmative vote of the holders of at least the Senior Majority, a majority of the Company’s outstanding shares of common stock on an as-converted basis and of 100% of the Company’s Series A-5 Convertible Preferred Stock, as required by the DGCL and the certificate of incorporation.

Effectiveness of the Charter Amendment

The Charter Amendment will become effective upon the filing of a Certificate of Amendment setting forth the Charter Amendment with the Secretary of State of the State of Delaware, which the Company intends to file on or after the date of expiration of the 20-day period commencing on the date of mailing of this Information Statement to our stockholders as required under Rule 14c-2 under the Exchange Act.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding beneficial ownership of our common stock as of July 31, 2012 by: (i) each person known by the Company to be the beneficial owner calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act of more than 5% of the outstanding shares of common stock; (ii) each director and executive officer of the Company; and (iii) all officers and directors as a group.  Unless otherwise stated in the table or its footnotes, the person and entities listed below have the sole voting power and investment power with respect to the shares set forth next to one’s name. Unless otherwise noted, the address of each stockholder below is c/o Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139.

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
Michael S. Wyzga (Chief Executive Officer, President and Director)	0			0%	0%

C. Richard Lyttle, Ph.D. (Former Chief Scientific Officer)	625,380	(2)	Common Stock	44.2%
			Converted Common Stock		2.8%

B. Nicholas Harvey (Senior Vice President, Chief Financial Officer, Treasurer and Secretary)	193,744	(3)	Common Stock	19.0%
			Converted Common Stock		0.9%

Louis Brenner (Senior Vice President and Chief Medical Officer)	0			0%	0%

Michael Franken (Senior Vice President and Chief Business Officer)	0			0%	0%

Gary Hattersley (Senior Vice President, Preclinical Development)	92,994	(4)	Common Stock	9.8%
			Converted Common Stock		0.4%

Dr. Ansbert K. Gadicke (Director)	8,397,070	(5)	Common Stock	90.8%
	384,261	(6)	Series A-1 Preferred Stock	40.9%
	402,155	(7)	Series A-2 Preferred Stock	40.9%
	53,331	(8)	Series A-3 Preferred Stock	37.5%
			Converted Common		38.9%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
			Stock

Alan H. Auerbach (Director)	149,721	(9)	Common Stock	14.9%
			Converted Common Stock		0.7%

Jonathan J. Fleming (Director)	1,364,834	(10)	Common Stock	61.8%
	109,718	(11)	Series A-2 Preferred Stock	11.2%
	25,233	(12)	Series A-3 Preferred Stock	17.7%
			Converted Common Stock		6.3%

Kurt C. Graves (Director)	85,556	(13)	Common Stock	9.1%
			Converted Common Stock		0.4%

Dr. Martin Münchbach (Director)	1,896,980	(14)	Common Stock	68.9%
	84,536	(15)	Series A-1 Preferred Stock	9.0%
	105,162	(16)	Series A-2 Preferred Stock	10.7%
			Converted Common Stock		8.8%

Dr. Elizabeth Stoner (Director)	20,000	(17)	Common Stock	2.3%
			Converted Common Stock		0.1%

Entities affiliated with MPM Capital
200 Clarendon St., 54th Fl. Boston, MA 02116	8,397,070	(18)	Common Stock	90.8%
	384,261	(19)	Series A-1 Preferred Stock	40.9%
	402,155	(20)	Series A-2 Preferred Stock	40.9%
	53,331	(21)	Series A-3	37.5%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
			Preferred Stock Converted Common Stock		38.9%

The Wellcome Trust Limited as trustee of The Wellcome Trust 215 Euston Road London NW1 2BE England	2,868,910	(22)	Common Stock	77.0%
	76,566	(23)	Series A-1 Preferred Stock	8.1%
	210,325		Series A-2 Preferred Stock	21.4%
			Converted Common Stock		13.3%

HealthCare Ventures VII, L.P. 55 Cambridge Parkway Suite 102 Cambridge, MA 02142	2,292,053	(24)	Common Stock	74.8%
	58,953	(25)	Series A-1 Preferred Stock	6.3%
	98,278		Series A-2 Preferred Stock	10.0%
	63,663		Series A-3 Preferred Stock	44.8%
			Converted Common Stock		10.6%

Entities affiliated with Saints Capital
475 Sansome Street Suite 1850 San Francisco, CA 94111	1,856,104	(26)	Common Stock	68.8%
	49,127	(27)	Series A-1 Preferred Stock	5.2%
	109,718	(28)	Series A-2 Preferred Stock	11.2%
	25,233	(29)	Series A-3 Preferred	17.7%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
			Stock Converted Common Stock		8.6%

BB Biotech Ventures II, L.P. Traflagar Court Les Banques St. Peter Port Guernsey Channel Islands GY1 3QL	1,896,980	(30)	Common Stock	68.9%
	84,536	(31)	Series A-1 Preferred Stock	9.0%
	105,162		Series A-2 Preferred Stock	10.7%
			Converted Common Stock		8.8%

Entities affiliated with Oxford Bioscience Partners
222 Berkley Street Suite 1650 Boston, MA 02116	1,364,834	(32)	Common Stock	61.8%
	109,718	(33)	Series A-2 Preferred Stock	11.2%
	25,233	(34)	Series A-3 Preferred Stock	17.7%
			Converted Common Stock		6.3%

Healthcare Private Equity Limited Partnership Edinburgh One Morrison Street Edinburgh EH3 8BE U.K.	765,020	(35)	Common Stock	47.2%
	20,416		Series A-1 Preferred Stock	2.2%
	56,086		Series A-2 Preferred Stock	5.7%
			Converted Common		3.5%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
			Stock

Brookside Capital Partners Fund, L.P. c/o Bain Capital, LLC John Hancock Tower 200 Clarendon Street Boston, MA 02116	1,228,200	(36)	Common Stock	58.9%
	122,820		Series A-1 Preferred Stock	13.1%
			Converted Common Stock		5.7%

Biotech Growth N.V. Asset Management BAB N.V. Ara Hill Top Building, Unit A-5 Pletterijweg Oost 1 Curaçao, Dutch Caribbean	1,228,200	(37)	Common Stock	58.9%
	122,820		Series A-1 Preferred Stock	13.1%
			Converted Common Stock		5.7%

Ipsen Pharma SAS 65, quai Georges Gorse 92100 Boulogne Billancourt France	173,260	(38)	Common Stock	16.8%
	17,326		Series A-1 Preferred Stock	1.8%
			Converted Common Stock		0.8%

Stavros C. Manolagas 35 River Ridge Circle Little Rock, AR 72227	91,040		Common Stock	10.6%
			Converted Common Stock		0.4%

Nordic Bioscience Herlev Hovedgade 207 2730 Herlev Denmark	64,430	(39)	Common Stock	7.0%
	6,443		Series A-5 Preferred Stock	100%

Name, (Title) and Address	Shares Beneficially Owned		Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
			Converted Common Stock		0.3%

General Electric Capital Corporation	61,400	(40)	Common Stock	6.7%
	6,140		Series A-1 Preferred Stock	0.7%
			Converted Common Stock		0.3%

Oxford Finance LLC 133 N. Fairfax Street Alexandria, VA 22314	61,400	(41)	Common Stock	6.7%
	6,140		Series A-1 Preferred Stock	0.7%
			Converted Common Stock		0.3%

Louis O’Dea 566 Main Street Hingham, MA 02043	193,087		Common Stock	22.5%
			Converted Common Stock		0.9%

Michael Rosenblatt 130 Lake Ave Newton, MA 02459	44,377		Common Stock	5.2%
			Converted Common Stock		0.2%

John Katzenellenbogen Trust 704 West Pennsylvania Avenue Urbana, Illinois 61801	56,065	(42)	Common Stock	6.5%
			Converted Common Stock		0.3%

Chris Miller 11 Edgar Walker Court Hingham, MA 02043	63,853		Common Stock	7.4%
			Converted Common Stock		0.3%

John Thomas Potts, Jr. Massachusetts General Hospital 149 13th Street, MC 1494005 Charlestown, MA 02129-2000	75,831	(43)	Common Stock	8.8%

Name, (Title) and Address	Shares Beneficially Owned	Title of Class	Percentage of Class(1)(a)	Percentage of Converted Common Stock(1)(b)
		Converted Common Stock		0.4%

All Officers and Directors as a group (12 individuals)	12,826,279	Common Stock	94.5%
		Converted Common Stock		56.5%

(1)(a)                  Because shares of preferred stock vote together with common stock on an as-converted basis the percentages of beneficial ownership reported in this column do not reflect the beneficial owner’s voting percentage of our outstanding capital stock. See Note (1)(b).  Because each stockholder of the Company is a party to certain agreements with the other stockholders of the Company, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock, each stockholder of the Company may be deemed to be a member of a “group,” within the meaning of Section 13(d)(3) of the Exchange Act.  The percentages of beneficial ownership presented in this column are calculated in accordance with Rule 13d-3(d)(1) promulgated under the Exchange Act, excluding in the case of each beneficial owner, the shares held by any other beneficial owner, as to which each beneficial owner disclaims beneficial ownership.

(1)(b)                  A more accurate reflection of each beneficial owner’s voting percentage is their percentage of the preferred stock and the common stock voting together as a single class (the “Converted Common Stock”), assuming the conversion of all issued and outstanding shares of preferred stock. In order to provide accurate disclosure of the relevant beneficial ownership percentage of each beneficial owner included in this table we have set forth each such beneficial owner’s ownership percentage (calculated in accordance with Rule 13d-3 of the Exchange Act) of the Converted Common Stock in this column. See Note (1)(a).

(2)                                 Includes 558,714 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012, held by the Cecil Richard Lyttle Grantor Retained Annuity Trust. Mr. Lyttle is a trustee of the Cecil Richard Lyttle Grantor Retained Annuity Trust and may be deemed to beneficially own these securities.

(3)                                 Includes 163,744 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012.

(4)                                 Consists of 92,994 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012.

(5)                                 Includes 82,220 shares of common stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 121,940 shares of common stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 29,850 shares of common stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. (“BV III”), in the Merger (as defined below), and 68,740 shares of common stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 1,222,900 shares of common stock issuable upon conversion of 122,290 shares of Company Series A-1 Preferred Stock, 1,813,640 shares of common stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 443,950 shares of common stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. (“BV III QP”), in the Merger, and 1,022,380 shares of common stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 103,350 shares of common stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 153,270 shares of common stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 37,520 shares of common stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. (“BV III KG”), in the Merger, and 86,400 shares of common stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 36,930 shares of common stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 54,770 shares of common stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 13,400 shares of common stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III Parallel Fund, L.P. (“BV III PF”), in the Merger, and 30,860 shares of common stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 23,680 shares of common stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 35,110 shares of common stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 8,590 shares of common stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003 BVIII LLC (“AM LLC”) in the Merger, and 19,780 shares of common stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 540,010 shares of common stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 1,842,420 shares of common stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. (“MPM NVS”) in the Merger, and 605,360 shares of common stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. MPM BioVentures III GP, L.P. (“BV III LP”) and MPM BioVentures III LLC (“BV3LLC”) are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. MPM BioVentures IV GP LLC (“BV IV GP”) and

MPM BioVentures IV LLC (“BV4LLC”) are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(6)                                 Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(7)                                 Includes 12,194 shares of Company Series A-2 Preferred Stock issued BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP in the Merger, 15,327 shares of Company Series A-2 Preferred Stock issued BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(8)                                 Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued BV III QP, in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued to BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each entity mentioned above and Dr. Gadicke disclaim beneficial ownership of all shares not held by it or him of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(9)                                 Consists of 149,721 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012.

(10)                          Includes 15,173 shares of common stock and 1,086,280 shares of common stock issuable upon conversion of 108,628 shares of Company Series A-2 Preferred Stock, 249,830 shares of common stock issuable upon conversion of 24,983 shares of Company Series A-3 Preferred Stock (the “OBP IV Shares”) held directly by OBP IV—Holdings LLC (“OBP IV”); and 151 shares of common stock and 10,900 shares of common stock issuable upon conversion of 1,090 shares of Company Series A-2 Preferred Stock, 2,500 shares of common stock issuable upon conversion of 250 shares of Company Series A-3 Preferred Stock (the “mRNA II Shares”) held directly by mRNA II—Holdings LLC (“mRNA II”). The OBP IV Shares and the mRNA II Shares are referred to herein as the “Oxford Shares.” The OBP IV Shares are indirectly held by Oxford Bioscience Partners IV L.P. (“OBP LP”), a member of OBP IV. The mRNA II Shares are indirectly held by mRNA Fund II L.P. (“mRNA LP”), a member of mRNA II. The Oxford Shares are indirectly held by OBP Management IV L.P. (“OBP Management IV”), the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints Capital Granite, L.P. (“Saints LP”), a member of OBP IV and mRNA II; Saints Capital Granite, LLC (“Saints LLC”), the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Oxford Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(11)                          Includes 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV (the “OBP IV A-2 Shares”) and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II (the “mRNA II A-2 Shares”). The OBP IV A-2 Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II A-2 Shares are indirectly held by mRNA LP, a member of mRNA II. The OBP IV A-2 Shares and the mRNA II A-2 Shares are referred to herein as the “Oxford A-2 Shares”. The Oxford A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(12)                          Includes 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV (the “OBP IV A-3 Shares”) and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II (the mRNA II A-3 Shares”). The OBP IV A-3 Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II A-3 Shares are indirectly held by mRNA LP, a member of mRNA II. The OBP IV A-3 Shares and the mRNA II A-3 Shares are referred to herein as the “Oxford A-3 Shares”. The Oxford A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC, share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-3 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(13)                          Consists of 85,556 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012.

(14)                          Includes 435,960 shares of common stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the “BBBV LP A-1 Preferred Stock”), and 1,051,620 shares of common stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the “BBBV LP Shares”) issued to BB Biotech Ventures II L.P. (“BBBV LP”) in the Merger, and 409,400 shares issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 29, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

(15)                          Includes 43,596 shares of Company Series A-1 Preferred Stock issued to BBBV LP in the Merger, and 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal

Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on December 29, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

(16)                          Includes 105,162 shares of Company Series A-2 Preferred Stock issued to BBBV LP in the Merger. Voting and investment power with respect to these shares is shared by the general partners of this fund. BBBV Limited is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux and Ben Morgan are the directors of BBBV Limited. Dr. Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited mentioned above. Jan Bootsma, Pascal Mahieux and Ben Morgan share all voting and investment power over the BBBV LP shares. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on the information known to us and a Schedule 13D filed with the SEC on December 29, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

(17)                          Consists of 20,000 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012.

(18)                          Includes 82,220 shares of common stock issuable upon conversion of 8,222 shares of Company Series A-1 Preferred Stock, 121,940 shares of common stock issuable upon conversion of 12,194 shares of Company Series A-2 Preferred Stock, 29,850 shares of common stock issuable upon conversion of 2,985 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III, L.P. (“BV III”), in the Merger, and 68,740 shares of common stock issuable upon conversion of 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 1,222,900 shares of common stock issuable upon conversion of 122,290 shares of Company Series A-1 Preferred Stock, 1,813,640 shares of common stock issuable upon conversion of 181,364 shares of Company Series A-2 Preferred Stock, and 443,950 shares of common stock issuable upon conversion of 44,395 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III-QP, L.P. (“BV III QP”), in the Merger, and 1,022,380 shares of common stock issuable upon conversion of 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 103,350 shares of common stock issuable upon conversion of 10,335 shares of Company Series A-1 Preferred Stock, 153,270 shares of common stock issuable upon conversion of 15,327 shares of Company Series A-2 Preferred Stock, and 37,520 shares of common stock issuable upon conversion of 3,752 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III GmbH & Co. Beteiligungs K.G. (“BV III KG”), in the Merger, and 86,400 shares of common stock issuable upon conversion of 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 36,930 shares of common stock issuable upon conversion of 3,693 shares of Company Series A-1 Preferred Stock, 54,770 shares of common stock issuable upon conversion of 5,477 shares of Company Series A-2 Preferred Stock, and 13,400 shares of common stock issuable upon conversion of 1,340 shares of Company Series A-3 Preferred Stock issued to MPM BioVentures III Parallel Fund, L.P. (“BV III PF”), in the Merger, and 30,860 shares of common stock issuable upon conversion of 3,086, shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 23,680 shares of common stock issuable upon conversion of 2,368 shares of Company Series A-1 Preferred Stock, 35,110 shares of common stock issuable upon conversion of 3,511 shares of Company Series A-2 Preferred Stock, and 8,590 shares of common stock issuable upon conversion of 859 shares of Company Series A-3 Preferred Stock issued to MPM Asset Management Investors 2003 BVIII LLC (“AM LLC”) in the Merger, and 19,780 shares of common stock issuable upon conversion of 1,978, shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 540,010 shares of common stock issuable upon conversion of 54,001 shares of Company Series A-1 Preferred Stock, and 1,842,420 shares of common stock issuable upon conversion of 184,242 shares of Company Series A-2 Preferred Stock issued to MPM Bio IV NVS Strategic Fund, L.P. (“MPM NVS”) in the Merger, and 605,360 shares of common stock issuable upon conversion of 60,536, shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV IV LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members of BV3LLC share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Each fund mentioned above disclaims beneficial ownership of all shares not held by it of record. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(19)                          Includes of 8,222 shares of Company Series A-1 Preferred Stock issued to BV III in the Merger, and 6,874 shares of Company Series A-1 Preferred Stock issued to BV III at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 122,290 shares of Company Series A-1 Preferred Stock issued to BV III QP in the Merger, and 102,238 shares of Company Series A-1 Preferred Stock issued to BV III QP at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 10,335 shares of Company Series A-1 Preferred Stock issued to BV III KG in the Merger, and 8,640 shares of Company Series A-1 Preferred Stock issued to BV III KG at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 3,693 shares of Company Series A-1 Preferred Stock issued to BV III PF in the Merger, and 3,086 shares of Company Series A-1 Preferred Stock issued to BV III PF at subsequent closings of the Company’s Series A-1 Preferred Stock financing; 2,368 shares of Company Series A-1 Preferred Stock, issued to AM LLC in the Merger, and 1,978 shares of Company Series A-1 Preferred Stock issued to AM LLC at subsequent closings of the Company’s Series A-1 Preferred Stock financing; and 54,001 shares of Company Series A-1 Preferred Stock issued to MPM NVS in the Merger, and 60,536 shares of Company Series A-1 Preferred Stock issued to MPM NVS at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(20)                          Includes 12,194 shares of Company Series A-2 Preferred Stock issued to BV III in the Merger; 181,364 shares of Company Series A-2 Preferred Stock issued to BV III QP, in the Merger 15,327 shares of Company Series A-2 Preferred Stock issued to BV III KG in the Merger; 5,477 shares of Company Series A-2 Preferred Stock issued to BV III PF, in the Merger; 3,511 shares of Company Series A-2 Preferred Stock issued to AM LLC in the Merger; and 184,242 shares of Company Series A-2 Preferred Stock issued to MPM NVS in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(21)                          Includes 2,985 shares of Company Series A-3 Preferred Stock issued to BV III in the Merger; 44,395 shares of Company Series A-3 Preferred Stock issued to BV III QP in the Merger; 3,752 shares of Company Series A-3 Preferred Stock issued to BV III KG, in the Merger; 1,340 shares of Company Series A-3 Preferred Stock issued BV III PF, in the Merger; and 859 shares of Company Series A-3 Preferred Stock issued to AM LLC in the Merger. All voting and investment power is shared with Dr. Gadicke and the other general partners of these funds. BV III LP and BV3LLC, are the direct and indirect general partners of BV III, BV III QP, BV III KG, and BV III PF. BV IV GP and BV4LLC are the direct and indirect general partners of MPM NVS. BV3LLC is the General Partner of BV III LP. Ansbert Gadicke, Luke Evnin, Nicholas Galakatos, Michael Steinmetz, Dennis Henner, Nicholas Simon and Kurt Wheeler are the Members of BV3LLC and the managers of AM LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. BV4LLC is the Managing Member of BV IV GP. Ansbert Gadicke, Luke Evnin, Todd Foley, John Vander Vort, James Paul Scopa, Vaughn M. Kailian and Steven St. Peter are the Members of MPM BioVentures IV LLC. All members share all power to vote, acquire, hold and dispose of all shares and warrants. Each member disclaims beneficial ownership of the securities except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on December 27, 2011 by BV III, BV III QP, BV III KG, BV III PF, AM LLC, MPM NVS, BV III LP, BV3LLC, BV IV GP, BV4LLC, Luke Evnin, Ansbert Gadicke, Nicholas Galakatos, Michael Steinmetz, Kurt Wheeler, Nicholas Simon III, Dennis Henner, Todd Foley, Vaughn M. Kailian, James Paul Scopa, Steven St. Peter and John Vander Vort.

(22)                          Includes 255,220 shares of common stock issuable upon conversion of 25,522 shares of Company Series A-1 Preferred Stock, and 2,103,250 shares of common stock issuable upon conversion of 210,325 shares of Company Series A-2 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust in the Merger, and 510,440 shares of common stock issuable upon conversion of 51,044 shares of Company Series A-1 Preferred Stock issued to The Wellcome Trust Limited as trustee of The Wellcome Trust at subsequent closings of the Company’s Series A-1 Preferred Stock financing. Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited, which is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 23, 2011 by The Wellcome Trust Limited as trustee of The Wellcome Trust.

(23)                          Responsibility for the activities of the Wellcome Trust lies with the Board of Governors of The Wellcome Trust Limited, which is comprised of William Castell, Kay Davies, Peter Davies, Christopher Fairburn, Richard Hynes, Anne Johnson, Roderick Kent, Eliza Manningham-Buller, Peter Rigby and Peter Smith. The Board of Governors share all voting and investment power with respect to the shares held by The Wellcome Trust Limited as trustee of the Wellcome Trust. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 23, 2011 by The Wellcome Trust Limited as trustee of The Wellcome Trust.

(24)                          Includes 83,113 shares of common stock and 196,510 shares of common stock issuable upon conversion of 19,651 shares of Company Series A-1 Preferred Stock, 982,780 shares of common stock issuable upon conversion of 98,278 shares of Company Series A-2 Preferred Stock, 636,630 shares of common stock issuable upon conversion of 63,663 shares of Company Series A-3 Preferred Stock issued to HealthCare Ventures VII, L.P. (“HCVVII”) in the Merger, and 393,020 shares of common stock issuable upon conversion of 39,302 shares of Company Series A-1 Preferred Stock issued to HCVVII at subsequent closings of the Company’s Series A-1 Preferred Stock financing. HealthCare Partners VII, L.P. (“HCPVII”) is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor.

The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 3, 2012 by HCVVII, HCPVII, James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor.

(25)                          HealthCare Partners VII, L.P. (“HCPVII”) is the General Partner of HCVVII. The General Partners of HCPVII are James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor. The General Partners of HCPVII share all voting and investment power on behalf of HCPVII. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 3, 2012 by HCVVII, HCPVII, James H. Cavanaugh, Ph.D., Harold R. Werner, John W. Littlechild, Christopher Mirabelli, Ph.D., and Augustine Lawlor.

(26)                          Includes: (i) 15,173 shares of common stock (the “OBP IV Common Shares”) held directly by OBP IV; (ii) 1,822,520 shares of common stock (the “OBP IV Conversion Shares” and, together with the OBP IV Common Shares, the “OBP IV Saints Shares”) issuable to OBP IV upon the conversion of 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV, 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV; (iii) 151 shares of common stock (the “mRNA II Common Shares”) held directly by mRNA II; (iv) 18,260 shares of common stock (the “mRNA II Conversion Shares” and, together with the mRNA II Common Shares, the “mRNA Saints II Shares”) issuable to mRNA II upon the conversion of 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The OBP IV Saints Shares and the mRNA Saints II Shares are referred to herein as the “Saints Shares.” The Saints Shares are indirectly held by Saints LP, a member of OBP IV and Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Additionally, other than with respect to the common stock issuable upon the conversion of the 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV and the 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II, the Saints Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Saints Shares are indirectly held by (i) OBP Management IV, the sole general partner of each of OBP LP and mRNA LP and (ii) Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(27)                          Includes: 48,641 shares of Company Series A-1 Preferred Stock held directly by OBP IV (the “OBP IV A-1 Shares”), and 486 shares of Company Series A-1 Preferred Stock held directly by mRNA II (together with the OBP IV A-1 Shares, the “Saints A-1 Shares”). The Saints A-1 Shares are indirectly held by Saints LP, a member of OBP IV and mRNA II, Saints LLC, the sole general partner of Saints LP, and the individual managers of Saints LLC. The individual managers of Saints LLC are Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer. The individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each entity mentioned above and Messrs. Halsted, Quinlivan and Sawyer disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-1 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(28)                          Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV (the “OBP IV A-2 Shares”) and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II (together with the OBP IV A-2 Shares, the “Saints A-2 Shares”). The Saints A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(29)                          Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV (the “OBP IV A-3 Shares”); and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II (together with the OBP IV A-3 Shares, the “Saints A-3 Shares”). The Saints A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-3 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(30)                          Includes 435,960 shares of common stock issuable upon conversion of 43,596 shares of Company Series A-1 Preferred Stock (the “BBBV LP A-1 Preferred Stock”), and 1,051,620 shares of common stock issuable upon conversion of 105,162 shares of Company Series A-2 Preferred Stock (together with the BBBV LP A-1 Preferred Stock the “BBBV LP Shares”) issued to BB Biotech Ventures II L.P. (“BBBV LP”) in the Merger, and 409,400 shares of common stock issuable upon conversion of 40,940 shares of Company Series A-1 Preferred Stock issued to BBBV LP at subsequent closings of the Company’s Series A-1 Preferred Stock financing. BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBB Limited and share all investment and voting power with respect to these shares. Additionally, Martin Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited, may be deemed to have voting and investment control over the shares held by BBBV LP given such advisory role. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 29, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

(31)                          BB Biotech Ventures GP (Guernsey) Limited (“BBBV Limited”) is the General Partner of BBBV LP. Jan Bootsma, Pascal Mahieux, and Ben Morgan are the directors of BBB Limited and share all investment and voting power with respect to these shares. Additionally, Martin Münchbach, the Senior Investment Advisor Private Equity at Bellevue Asset Management AG, advises Asset Management BAB N.V. (“AMB NV”) who, pursuant to a services agreement with BAM AG, advises the directors of BBBV Limited, may be deemed to have voting and investment control over the shares held by BBBV LP given such advisory role. Each of the foregoing, except BBBV LP in the case of the BBBV LP Shares, disclaims beneficial ownership of the BBBV LP Shares except to the extent of their pecuniary interest therein, if any. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on December 29, 2011 by BBBV LP, BBBV Limited, Jan Bootsma, Pascal Mahieux, Ben Morgan, and Martin Münchbach.

(32)                          Includes the OBP IV Shares and the mRNA II Shares. The OBP IV Shares are indirectly held by OBP LP, a member of OBP IV. The mRNA II Shares are indirectly held by mRNA LP, a member of mRNA II. The Oxford Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the OBP IV Shares and mRNA Fund II Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(33)                          Includes: 108,628 shares of Company Series A-2 Preferred Stock held directly by OBP IV and 1,090 shares of Company Series A-2 Preferred Stock held directly by mRNA II. The Oxford A-2 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(34)                          Includes: 24,983 shares of Company Series A-3 Preferred Stock held directly by OBP IV and 250 shares of Company Series A-3 Preferred Stock held directly by mRNA II. The Oxford A-3 Shares are indirectly held by OBP Management IV, the sole general partner of each of OBP LP and mRNA LP; Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV; Saints LP, a member of OBP IV and mRNA II; Saints LLC, the sole general partner of Saints LP; and Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, as the individual managers of Saints Capital Granite, LLC. Jonathan Fleming and Alan Walton, the individual general partners of OBP Management IV, share all voting and investment power on behalf of OBP Management IV. Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer, the individual managers of Saints LLC share all voting and investment power on behalf of Saints LLC. Each of the entities and individuals mentioned above disclaim beneficial ownership within the meaning of Section 16 of the Exchange Act or otherwise of such portion of the Saints A-2 Shares in which such entity or individual has no actual pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on May 27, 2011 by OBP IV, mRNA II, mRNA Fund II, OBP Management IV, Saints LP, Saints LLC, Jonathan Fleming, Alan Walton, Scott Halsted, David P. Quinlivan, and Kenneth B. Sawyer.

(35)                          Includes 204,160 shares of common stock issuable upon conversion of 20,416 shares of Company Series A-1 Preferred Stock, and 560,860 shares of common stock issuable upon conversion of 56,086 shares of Company Series A-2 Preferred Stock. Healthcare Private Equity Limited Partnership (“HPELP”) is a limited partnership which has one general partner, Waverley Healthcare Private Equity Limited (“Waverley GP”) and one limited partner, Scottish Widows plc. As general partner, Waverley GP has authority under the HPELP limited partnership agreement (“LPA”) to conduct and manage the business of HPELP. Andrew November and Archie Struthers are the directors of Waverly GP and share all of the voting and investment power over the shares held by HPELP. The controlling shareholder of Waverley GP is SWIP Group Limited. The ultimate controlling entity of SWIP Group Limited is Lloyds Banking Group plc, a public listed company with many shareholders. The board of directors of Lloyds Banking Group plc consists of nine non-executive directors (Sir Winifried Bischoff, Lord Leitch, Anita Frew, Glen Moreno, David Roberts, T Timothy Ryan Jnr,

Martin Scicluna and Anthony Watson) and three executive directors (Antonito Horta-Osorio, G Truett Tate and Tim Tookey). The Chairman (Sir Winifried Bischoff) is responsible for leadership of the board. The Group Chief executive (Antonio Horto-Osorio) is responsible for the day to day management of the business of Lloyds Banking Group plc, in accordance with the strategy and long term objectives approved by the board. The nine non-executive directors and three executive directors of Lloyds Banking Group plc do not have any sole or shared voting or investment power with respect to the shares held by HPELP. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on January 27, 2012 by HPELP, Waverly GP, Scottish Windows plc and Lloyds Banking Group plc.

(36)                          Includes 1,228,200 shares of common stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock. Brookside Capital Investors, L.P. (“Brookside Investors”) is the sole general partner of Brookside Capital Partners Fund, L.P. (“Partners Fund”). Brookside Capital Management, LLC is the sole general partner of Brookside Investors. The control persons of Brookside Capital Management are Executive Committee members: Dewey J. Awad, Domenic J. Ferrante, Matthew V. McPherron, William E. Pappendick IV and John M. Toussaint. The Executive Committee members share all voting and investment power on behalf of Brookside Capital Management, LLC. Beneficial ownership information is based on information known to us and a Schedule 13D filed with the SEC on February 1, 2012 by Partners Fund.

(37)                          Includes 1,228,200 shares of common stock issuable upon conversion of 122,820 shares of Company Series A-1 Preferred Stock. Biotech Growth N.V. (“Biotech Growth”) is a wholly-owned subsidiary of BB Biotech AG (“BB Biotech”). The directors and executive officers of BB Biotech are Dr. Thomas D. Szucs, Chairman and Director; Dr. Clive Meanwell, Vice Chairman and Director; and Dr. Erich Hunziker, Director. The directors and executive officers of Biotech Growth are Dr. Thomas D. Szucs, Statutory Director; Deanna Chemaly, Statutory Director; and Hugo Jan van Neutegem, Statutory Director. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 3, 2012 by BB Biotech and Biotech Growth. The directors and executive officers of BB Biotech and Biotech Growth share all voting and investment power with respect to these shares.

(38)                          Includes 173,260 shares of common stock issuable upon conversion of 17,326 shares of Company Series A-1 Preferred Stock. Ipsen Pharma SAS (“Ipsen Pharma”) is a société par actions simplifiée organized under the laws of France and is a wholly-owned subsidiary of Ipsen S.A. (“Ipsen”), a société anonyme organized under the laws of France. Ipsen’s majority shareholder is Mayroy, a société anonyme organized under the laws of Luxembourg. The directors and executive officers of Ipsen Pharma are Christophe Jean, Director; Claude Bertrand, Director; Etienne De Blois, Director; Philippe Robert-Gorsse, Director; Eric Drape, Director; Claire Giraut, Director; Jean Fabre, Director; Jean-Pierre Dubuc, Director; Didier Veron, Director; and Marc De Garidel, President. The directors of Ipsen are Marc De Garidel, Director and Chief Executive Officer; Anne Beaufour, Director; Henri Beaufour, Director; Hervé Couffin, Director; Antoine Flochel, Director; Gérard Hauser, Director; Pierre Martinet, Director; René Merkt, Director; Yves Rambaud, Director; Klaus-Peter Schwabe, Director and Christophe Vérot, Director. The executive officers of Ipsen are Claire Giraut, Etienne de Blois, Christophe Jean, Claude Bertrand, and Eric Drape. The directors of Mayroy are Anne Beaufour, Antoine Flochel, Beech Tree SA, Bee Master B.V. Holding BV, Henri Beaufour, Klaus Peter Schwabe, and Jean-Pierre Diehl. The directors and officers of Ipsen, Mayroy and Ipsen Pharma share all voting and investment powers with respect to these shares. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on June 23, 2011 by Ipsen Pharma and Ipsen.

(39)                          Includes 64,430 shares of common stock issuable upon conversion of 6,443 shares of Company Series A-5 Preferred Stock held by Nordic Bioscience Clinical Development VII A/S (“Nordic VII”). Nordic VII beneficially owns 0.30% of the Fully-Diluted Shares. Nordic VII is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S (“Nordic A/S”). Nordic A/S is wholly-owned subsidiary of Nordic Bioscience Holding A/S (“Nordic Holding”). Nordic Holding is majority owned by C.C. Consulting A/S (“C.C. Consulting”). Claus Christiansen, MD, and Bente Riis Chrstiansen each own 50% of C.C. Consulting and share all voting and investment power with respect to these shares. The entities and individuals mentioned above disclaim beneficial ownership of the share except to the extent of their pecuniary interest therein. Beneficial ownership information is based on information known to the Company and a Schedule 13D filed with the SEC on January 20, 2012 by Nordic VII.

(40)                          Consists of 61,400 shares of common stock, issuable upon conversion of Warrants to purchase 6,140 shares of Company Series A-1 Preferred Stock.

(41)                          Consists of 61,400 shares of common stock, issuable upon conversion of Warrants to purchase 6,140 shares of Company Series A-1 Preferred Stock. Oxford Finance LLC is a single-member limited liability company, whose sole member is Oxford Holdco LLC.  Under its limited liability company agreement, the business affairs and activities of Oxford Holdco LLC are directed by and controlled by its board of directors.  The Oxford Holdco LLC board of directors is composed of three directors appointed by Sumitomo Corporation (Tetsu Egushi, Kentaro Hori and Rishi Gaind), three directors appointed by Welsh Carson Anderson & Stowe (Sean M. Traynor, Thomas A. Scully, and Chris W. Solomon) and J. Alden Philbrick, IV, the President and CEO of Oxford Finance LLC.  By action of its sole member, Oxford Finance LLC has established a Credit Committee composed of its President and CEO, its Chief Operating Officer and its Senior Vice President, Credit and Portfolio.  These positions are currently held by Mr. Philbrick, Timothy A. Lex and Hans S. Houser, respectively.  The Oxford Finance LLC Credit Committee is authorized to make all decisions concerning the investments of Oxford Finance LLC including, without limitation, any sale or exercise of the warrants owned by it and, if exercised, any sale of the shares of our stock resulting from such exercise.

(42)                          Includes (i) 15,627 shares of common stock held by Mr. Katzenellenbogen and (ii) 40,438 shares of common stock held by the John A. Katzenellenbogen Trust Under Agreement Dated August 2, 1999 (the “Katzenellenbogen Trust”). Mr. Katzenellenbogen is the trustee of the Katzenellenbogen Trust. The Katzenellenbogen Trust may be deemed to beneficially own the shares held by Mr. Katzenellenbogen.

(43)                           Includes (i) 6,598 options to purchase our common stock anticipated to be exercisable within 60 days after July 31, 2012, (ii) 48,942 shares of common stock held by Dr. Potts and (iii) 20,291 shares of common stock held by the Dr. John Potts, Jr. and Susanne K. Potts Irrevocable Trust for Stephen K. Potts dated 6-15-05 (the “Potts Trust”). Dr. Potts is a trustee of the Potts Trust.  Dr. Potts may be deemed to beneficially own the shares held by the Potts Trust.

CHANGE IN CONTROL

Reverse Merger

We were incorporated in the State of Delaware on February 4, 2008 under the name MPM Acquisition Corp. In May 2011, we consummated a reverse merger transaction (the “Merger”) with Radius Health, Inc., a Delaware corporation formed on October 3, 2003 (the “Former Operating Company”), through which the Former Operating Company became a wholly-owned subsidiary of ours pursuant to the terms of an Agreement and Plan of Merger, dated as of April 25, 2011, by and among the Company (formerly known as MPM Acquisition Corp.), the Former Operating Company and RHI Merger Corp. (the “Merger Agreement”).  Immediately following the merger transaction, the Former Operating Company was merged with and into us, we assumed the business of the Former Operating Company and changed our name to “Radius Health, Inc.”

At the effective time of the Merger (the “Effective Time”), all of the shares of the Former Operating Company’s common stock, par value $.01 per share (the “Former Operating Company Common Stock”), and shares of the Former Operating Company’s preferred stock, par value $.01 per share (the “Former Operating Company Preferred Stock”), that were outstanding immediately prior to the Merger were cancelled and each outstanding share of the Former Operating Company Common Stock outstanding immediately prior to the Effective Time was automatically converted into the right to receive one share of our common stock and each outstanding share of the Former Operating Company Preferred Stock outstanding immediately prior to the Effective Time was automatically converted into the right to receive one-tenth of one share of our corresponding series of preferred stock, as consideration for the Merger. In the Merger, we assumed all options and warrants of the Former Operating Company outstanding immediately prior to the Effective Time. Prior to the Merger, pursuant to the terms of a Redemption Agreement, dated as of April 25, 2011, between the Company and MPM Asset Management LLC (the “Redemption Agreement”), we completed the repurchase of all of our capital stock issued and outstanding immediately prior to the Merger from our former sole stockholder, MPM Asset Management LLC. Upon completion of the Merger and the redemption, the former stockholders of the Former Operating Company held 100% of the outstanding shares of our capital stock. Pursuant to the Merger, we assumed all of the Former Operating Company’s obligations under its existing contracts. In particular, we assumed the rights and obligations of the Former Operating Company under that certain Series A-1 Convertible Preferred Stock Purchase Agreement (the “Original Purchase Agreement”) with certain investors listed therein (the “Investors”) pursuant to which, among other things, the Former Operating Company agreed to issue and sell to the Investors up to an aggregate of 7,895,535 shares of Series A-1 Convertible Preferred Stock, par value $.01 per share, to be completed in three closings (the initial closing, the “Stage I Closing”, the second closing, the “Stage II Closing” and the final closing, the “Stage III Closing”) (collectively, the “Series A-1 Financing”). The Original Purchase Agreement was subsequently amended by Amendment No. 1 thereto to eliminate all closing conditions previously provided for in the Original Purchase Agreement (as so amended, the “Purchase Agreement”). On November 18, 2011, the Investors purchased, and we issued, an aggregate 263,178 shares of our Series A-1 Convertible Preferred Stock (“Series A-1 Preferred Stock”) at the Stage II Closing at a purchase price per share of $81.42.  On December 14, 2011, the Investors purchased, and we issued, an aggregate 263,180 shares of Series A-1 Preferred Stock at the Stage III Closing at a purchase price per share of $81.42.

The foregoing description of the Merger Agreement, the Redemption Agreement, the Purchase Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entireties by reference to the Merger Agreement, the Redemption Agreement and the Purchase Agreement, respectively.

Voting Arrangements

Pursuant to the Certificate of Designations and that certain Amended and Restated Stockholders’ Agreement, dated May 17, 2011, by and among the Company, as successor to Radius Health, Inc., and the Stockholders listed therein (as amended, the “Stockholders’ Agreement”), which is filed as an exhibit to the Company’s Current Report on Form 8-K (File No. 000-53173) filed by the Company on November 10, 2011:

(i)  for so long as any shares of Series A-1 Convertible Preferred Stock are outstanding, the holders of a majority of the shares of Series A-1 Convertible Preferred Stock outstanding, voting as a separate class, have the right to designate and elect two (2) members of our Board;

(ii)  Oxford Bioscience Partners IV L.P. (together with Saints Capital VI, L.P. and their respective affiliates and certain transferees), HealthCare Ventures VII, L.P. (together with its affiliates and certain transferees) and The Wellcome Trust Limited as trustee of The Wellcome Trust (together with its affiliates and certain transferees) (collectively, the “G3 Group” and individually, each a “G3 Holder”) voting as a separate class have the right to designate and elect one (1) member of our Board by majority vote of the shares of Series A-1 Stock held by them; provided, however, that in order to be eligible to vote or consent with respect to the election of such member of our Board of Directors, a G3 Holder together with members of such G3 Group must hold greater than twenty percent (20%) of the shares of Series A-1 Stock purchased under the Purchase Agreement by such G3 Holder and the members of such G3 Group; and

(iii)  MPM Capital L.P., voting as a separate class, has the right to designate and elect one (1) member of our Board by majority vote of the shares of Series A-1 Convertible Preferred Stock held by MPM Capital L.P. (provided, that (a) such member of our Board must be an individual with particular expertise in the development of pharmaceutical products and (b) in order to be eligible to vote or consent with respect to the election of such member of the Board, MPM Capital L.P. together with members of the MPM Group (as defined in the Stockholders’ Agreement) must hold greater than twenty percent (20%) of the shares of Series A-1 Convertible Preferred Stock purchased under the Purchase Agreement by MPM Capital L.P. and the members of the MPM Group).

DISSENTERS’ RIGHTS OF APPRAISAL

Under Delaware law, stockholders will not have any opportunity to dissent or appraisal rights in connection with the actions described in this Information Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

The officers and directors of the Company do not have any substantial interest in the matters acted upon pursuant to the Stockholder Consent, other than in their respective roles as officers or directors of the Company.

EXPENSE OF INFORMATION STATEMENT

The expenses of mailing this Information Statement will be borne by us, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. We do not contemplate that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of our common stock held of record by such persons, and we will not reimburse them for their expenses incurred in connection therewith.

CAUTIONARY STATEMENT REGARDING

FORWARD-LOOKING STATEMENTS

This Information Statement may include forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “likely,” “will,” “would,” “could,” and similar expressions or phrases, or the negative of those expressions or phrases identify forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this report, we caution you that these statements are based on our projections of the future that are subject to known and unknown risks and uncertainties and other important factors that may cause our actual results, level of activity, performance or achievements expressed or implied by these forward-looking statements, to differ. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in other filings of ours with the SEC. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements. Our forward-looking statements speak only as of the date of this Information Statement, and we expressly disclaim any intent or obligation to update any forward-looking statements after the date hereof to conform such statements to actual results or to changes in our opinions or expectations, except as required by applicable law.

DELIVERY OF DOCUMENTS TO

SECURITY HOLDERS SHARING AN ADDRESS

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company has received contrary instructions from one or more of the security holders. The Company will deliver promptly upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the Information Statement was delivered. A security holder can notify the Company that the security holder wishes to receive a separate copy of the Information Statement by sending a written request to the Company at Radius Health, Inc., 201 Broadway, 6th Floor, Cambridge, MA 02139, or by calling the Company at (617) 551-4700 and requesting a copy of the Information Statement. Security holders who receive multiple copies of the Information Statement at their address and would like to request that only a single copy of communications be delivered to the shared address may do so by making either a written or oral request to the Company contacts listed above.

ADDITIONAL INFORMATION

We are subject to the reporting and information requirements of the Exchange Act, and in accordance therewith file periodic reports, proxy statements and other information with the SEC.  You can read periodic reports, proxy statements and other information filed us in accordance with the Exchange Act can be read and copied at the Public Reference Room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.  Electronic reports, proxy statements and other information filed through the SEC’s Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”) are publicly available through the SEC’s web site (http://www.sec.gov).

INCORPORATION BY REFERENCE

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, which has been filed with the SEC pursuant to the Exchange Act, is being mailed to you along with this Information Statement and is hereby incorporated by reference into this Information Statement.

By Order of the Board of Directors

Michael S. Wyzga
President and Chief Executive Officer

Cambridge, Massachusetts
, 2012

EXHIBIT A

Radius Health, Inc.

Action by Written Consent of the Stockholders

in Lieu of a Special Meeting

The undersigned, being the holders of record of outstanding shares of capital stock of Radius Health, Inc., a Delaware corporation (the “Corporation”), representing the Senior Majority, as defined in the Corporation’s Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock (the “Certificate”), a majority of the holders of Series A-5 Convertible Preferred Stock and a majority of the outstanding shares of the Company’s common stock, on an as-converted basis, and thereby constituting not less than the minimum voting power of the issued and outstanding shares of capital stock of the Corporation necessary to approve the amendment and waive the rights set forth in the resolution below, hereby consent, pursuant to the Delaware General Corporation Law, Section 242 and Section 228, and Section 6, Paragraph (g), Clause (ii) of the Certificate of Designations, to the adoption of the following resolution, conditioned upon the expiration of 20 days following the mailing of an information statement to the Corporation’s stockholders as required under Rule 14c-2 under the Securities Exchange Act of 1934, as amended.

RESOLVED:                               That the first sentence of Section 3(d) of the Certificate be amended and restated in its entirety to read as follows:

“Without regard to the payment of the required dividends to the holders of Series A-1 Stock, Series A-2 Stock and Series A-3 Stock in accordance with Section 3(a), (b) and (c), respectively, above, the holders of shares of the Series A-5 Stock shall be entitled to receive a per share dividend (the “Series A-5 Special Accruing Dividend”) that shall accrue and be paid in the form of Series A-6 Stock or other securities subject to and in accordance with the provisions of that certain Amended and Restated Stock Issuance Agreement to which the Corporation and Nordic Bioscience Clinical Development VII A/S are party, dated May 16, 2011, as may be amended from time to time (the “Stock Issuance Agreement”).”

The written consent to the foregoing resolution may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument and this written consent may be executed and delivered by facsimile and upon such delivery by facsimile signature will be deemed to have the same effect as if the original signature has been delivered.

[Remainder of page intentionally left blank]

Each of the undersigned stockholders of Radius Health, Inc. have executed this Action by Written Consent of Stockholders on the date set forth opposite such stockholder’s signature.

MPM BIOVENTURES III, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III-QP, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III GMBH & CO. BETEILIGUNGS KG

By:	MPM BioVentures III GP, L.P., in its capacity as the Managing Limited Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Series A Member

MPM BIOVENTURES III PARALLEL FUND, L.P.

By:	MPM BioVentures III GP, L.P., its General Partner
By:	MPM BioVentures III LLC, its General Partner

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Series A Member

MPM ASSET MANAGEMENT INVESTORS 2003 BVIII LLC

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Manager

MPM BIO IV NVS STRATEGIC FUND, L.P.

By:	MPM BioVentures IV GP LLC, its General Partner
By:	MPM BioVentures IV LLC, its Managing Member

By:	/s/ Ansbert Gadicke	Date: July 26, 2012
Name: Ansbert Gadicke
Title: Member

BB BIOTECH VENTURES II, L.P.

By:	BB Biotech Ventures GP (Guernsey) Limited
As General Partner to BB Biotech Ventures II, L.P.

By:	/s/ Ben Morgan	Date: July 31, 2012
Name: Ben Morgan
Title: Director

BIOTECH GROWTH N.V.

By:	/s/ H.J. van Neutegem	Date: July 30, 2012
Name: H.J. van Neutegem
Title: Managing Director

OBP IV — HOLDINGS LLC

By:	Oxford Bioscience Partners IV, L.P.
By:	OBP Management IV, L.P.

By:	/s/ Jonathan Fleming	Date: July 26, 2012
Name: Jonathan Fleming
Title: General Partner

By:	Saints Capital Granite, L.P.
By:	Saints Capital Granite, LLC

By:	/s/ Scott Halsted	Date: August 7, 2012
Name: Scott Halsted
Title: Managing Director

MRNA II - HOLDINGS LLC

By:	mRNA Fund II, L.P.
By:	OBP Management II , L.P.

By:	/s/ Jonathan Fleming	Date: July 26, 2012
Name: Jonathan Fleming
Title: General Partner

By:	Saints Capital Granite, L.P.
By:	Saints Capital Granite, LLC

By:	/s/ Scott Halsted	Date: August 7, 2012
Name: Scott Halsted
Title: Managing Director

THE WELLCOME TRUST LIMITED, AS TRUSTEE OF THE WELLCOME TRUST

By:	/s/ Nick Moakes	Date: August 6, 2012
Name: Nick Moakes
Title: Head of Public Equities

NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

By:	/s/ Thomas Nielsen	Date: August 16, 2012
Name: Thomas Nielsen
Title: CFO

EXHIBIT B

CERTIFICATE OF AMENDMENT

TO

THE CERTIFICATE OF DESIGNATIONS

OF THE

SERIES A-1 CONVERTIBLE PREFERRED STOCK,

SERIES A-2 CONVERTIBLE PREFERRED STOCK,

SERIES A-3 CONVERTIBLE PREFERRED STOCK,

SERIES A-4 CONVERTIBLE PREFERRED STOCK,

SERIES A-5 CONVERTIBLE PREFERRED STOCK,

and

SERIES A-6 CONVERTIBLE PREFERRED STOCK

OF

RADIUS HEALTH, INC.

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Radius Health, Inc. (hereinafter referred to as the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth an amendment to the Certificate of Designations of the Series A-1 Convertible Preferred Stock, Series A-2 Convertible Preferred Stock, Series A-3 Convertible Preferred Stock, Series A-4 Convertible Preferred Stock, Series A-5 Convertible Preferred Stock and Series A-6 Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on May 17, 2011 (as amended, the “Certificate”) and declaring such amendment to be advisable.  The stockholders of the Corporation duly approved such proposed amendment by written consent in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.  The resolution setting forth the amendment is as follows:

RESOLVED:                               That the first sentence of Section 3(d) of the Certificate be amended and restated in its entirety to read as follows:

“Without regard to the payment of the required dividends to the holders of Series A-1 Stock, Series A-2 Stock and Series A-3 Stock in accordance with Section 3(a), (b) and (c), respectively, above, the holders of shares of the Series A-5 Stock shall be entitled to receive a per share dividend (the “Series A-5 Special Accruing Dividend”) that shall accrue and be paid in the form of Series A-6 Stock or other securities subject to and in accordance with the provisions of that certain Amended and Restated Stock Issuance Agreement to which the Corporation and Nordic Bioscience Clinical Development VII A/S are party, dated May 16, 2011, as may be amended from time to time (the “Stock Issuance Agreement”).”

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Financial Officer on this            day of                                   , 2012.

RADIUS HEALTH, INC.

By:
Name: B. Nicholas Harvey
Title: Chief Financial Officer